Exhibit 99.12

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[GRAPHIC]

[LOGO]	www.alliancecapital.com

April 28, 2005

First-Quarter 2005 Review

Lewis A. Sanders	Gerald M. Lieberman
Chairman & Chief Executive Officer	President & Chief Operating Officer

Any forecasts or opinions in this material may not be realized. Information should not be construed as investment advice.

Introduction

The SEC adopted Regulation FD in October 2000.  In light of Regulation FD, Management will be limited in responding to inquiries from investors or analysts in a non-public forum such as this one.

Forward-Looking Statements

Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance we achieve for our clients, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax rates.  We caution readers to carefully consider such forward-looking statements in light of these factors.  Further, such forward-looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.  For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” in Item I of Form 10-K for the year ended December 31, 2004. Any or all of the forward-looking statements that we make in Form 10-K, this presentation, or any other public statements we issue may turn out to be wrong.  Please remember that factors other than those listed in “Risk Factors” could also adversely affect our business, operating results, or financial condition.

The forward-looking statements we make in this presentation include statements regarding expected levels of certain expenses.  Legal fees associated with litigation (net of partially offsetting insurance recoveries), and the costs of compliance with the Sarbanes-Oxley Act of 2002, and various other expenses, fluctuate from period to period.  Litigation is inherently unpredictable, and costs of regulatory compliance vary due to changes in regulation, guidance from regulators, and evolving industry-wide standards.

First-Quarter 2005 Review	[LOGO]

Disappointing First Quarter

[CHART]

*12 months ending March 31, 2005

Source: Frank Russell Company, Lehman Brothers, MSCI, and Standard & Poor’s

First-Quarter 2005 Review	[LOGO]

Alliance Capital Investment Performance

•                  Relative returns in the U.S. were lackluster and especially weak in growth-oriented services

•                  Absolute returns were negative in the U.S. in both equities and fixed income

•                  Non-U.S. relative returns were better; many services produced positive returns

•                  Strong relative performance in most non-U.S. value-based services

•                  Long-term returns remain competitive throughout the product array

First-Quarter 2005 Review	[LOGO]

Alliance Capital First Quarter Revenues

In $ Millions

*In $ Billions

	1Q 2005	1Q 2004	Percent Change

Ending AUM*	$534	$486	9.8%	•	Market appreciation and positive net asset flows in Institutional Investment Management and Private Client channels

Average AUM*	$538	$485	10.7%

Revenues

Advisory and Transaction Fees	$536	$511	4.9%

Distribution	108	116	(7.3)

Institutional Research Services	75	79	(5.3)

Other	31	46	(32.0)

Total	$750	$752	(0.3)%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

First-Quarter 2005 Review	[LOGO]

Alliance Capital First Quarter Advisory and Transaction Fees

In $ Millions

	1Q 2005	1Q 2004	Percent Change
By Fee Type:
Base Fees	$509	$469	8.6%	•	Higher Private Client and Institutional Mgmt AUM, partially offset by lower Retail AUM
					and Fixed Income fee rates
Transaction Charges	19	38	(51.0)	•	Lower Private Client and Institutional trading
					volume and restructured pricing plans
Performance Fees	8	4	N/M

Total	$536	$511	4.9%

By Channel:
Institutional	$198	$180	9.9%	•	Higher AUM offset partially by lower fixed
					income fees
Retail	184	189	(2.5)	•	Unfavorable mix changes and lower AUM

Private Client	154	142	8.4	•	Higher AUM and new pricing schedule partially
					offset by lower transaction charges
Total	$536	$511	4.9%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

First-Quarter 2005 Review	[LOGO]

Alliance Capital First Quarter Revenues

In $ Millions

*In $ Billions

	1Q 2005	1Q 2004	Percent Change

Ending AUM*	$534	$486	9.8%

Average AUM*	$538	$485	10.7%

Revenues

Advisory Fees	$536	$511	4.9%

Distribution	108	116	(7.3)

Institutional Research Svcs.	75	79	(5.3)

Other	31	46	(32.0)

Total	$750	$752	(0.3)%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

First-Quarter 2005 Review	[LOGO]

Alliance Capital First Quarter Net Distribution Activity

In $ Millions

	1Q 2005	1Q 2004	Percent Change

Distribution Revenues	$108	$116	(7.3)%	•	Decrease in Distribution Revenues largely offset by lower Distribution Plan Payments, both a function of lower Retail AUM

Distribution Expense

Distribution Plan Payments	91	97	(5.8)

Amort of Def Sales Comm	37	48	(24.7)	•	Decrease due to continuing decline in
					B-share assets
	128	145	(12.1)

Net Distribution Expense	$20	$29	(31.3)%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

First-Quarter 2005 Review	[LOGO]

Alliance Capital First Quarter Revenues

In $ Millions

*In $ Billions

	1Q 2005	1Q 2004	Percent Change

Ending AUM*	$534	$486	9.8%

Average AUM*	$538	$485	10.7%

Revenues

Advisory Fees	$536	$511	4.9%

Distribution	108	116	(7.3)

Institutional Research Services	75	79	(5.3)	•	Lower pricing and market share, partially
					offset by higher market volume
Other	31	46	(32.0)

Total	$750	$752	(0.3)%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

First-Quarter 2005 Review	[LOGO]

Alliance Capital First Quarter Other Revenues

In $ Millions

	1Q 2005	1Q 2004	Percent Change

Shareholder Servicing Fees	$25	$31	(19.3)%	•	Decrease in number of accounts serviced

Investment Gains & Losses	(5)	3	N/M	•	Unrealized losses on investments for deferred compensation
					plans
Dividend & Interest, net	8	5	55.3

Other, net	3	7	(44.7)

Total	$31	$46	(32.0)%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

First-Quarter 2005 Review	[LOGO]

Alliance Capital First Quarter Expenses and Net Income

In $ Millions

	1Q 2005	1Q 2004	Percent Change

Employee Comp. & Benefits	$285	$275	3.7%	•	Primarily merit increases

Promotion & Servicing	175	198	(11.3)	•	Lower DSC amortization and distribution plan
					payments
General & Administrative	100	91	9.8	•	Professional fees and occupancy costs

Interest	6	6	(3.5)

Amortization of Intangibles	5	5	—

	571	575	(0.6)

Income Before Taxes	179	177	0.8

Income Taxes	10	9	15.7

Net Income	$169	$168	—

Pre-Tax Margin*	23.8%	23.6%

*Pre-tax income as a percentage of revenues.

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

First-Quarter 2005 Review	[LOGO]

Alliance Capital First Quarter Compensation and Benefits

In $ Millions

	1Q 2005	1Q 2004	Percent Change

Base Compensation	$82	$76	8.1%	• Salary increases

Incentive Compensation	113	114	(1.2)

Commissions	62	59	5.4

Fringes & Other	28	26	8.9	• Higher recruitment costs

Total	$285	$275	3.7%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

First-Quarter 2005 Review	[LOGO]

Alliance Holding Financial Results

In $ Millions (except per unit amounts)

	1Q 2005	1Q 2004	Percent Change	4Q 2004	Percent Change

Alliance Capital:

Net Income	$169	$168	N/M	$228	(26.2)%

Alliance Holding Interest in Alliance Capital	31.9%	31.5%		31.3%

Alliance Holding:

Equity in Earnings	$53	$52	1.6%	$72	(25.9)%

Income Taxes	6	6	6.4	7	(9.5)

Net Income	$47	$46	1.0	$65	(27.6)

Additional Equity in Earnings	1	1	(9.7)	1	(17.8)

Income - Diluted	$48	$47	0.8	$66	(27.4)

Diluted Net Income Per Unit	$0.58	$0.58	0.0	$0.80	(27.5)

Distributions Per Unit	$0.56	$0.14	N/M	$0.82	(31.7)%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

First-Quarter 2005 Review	[LOGO]

Growth in Non-U.S. Assets

$486 Billion at		$534 Billion at
March 31, 2004		March 31, 2005
By Service
[CHART]		[CHART]
Non-U.S.
up 39%

By Client Domicile
[CHART]		[CHART]
Non-U.S.
up 23%

Assets are categorized by country domicile of client accounts.

First-Quarter 2005 Review	[LOGO]

Assets Under Management by Investment Orientation

as of March 31, 2005

Service	AUM
• Value Equity	$195
• Fixed Income	192
• Growth Equity	118
• Index / Structured	29

TOTAL	$534

[CHART]

First-Quarter 2005 Review	[LOGO]

Changes in Assets Under Management
By Investment Orientation

Three Months Ended March 31, 2005
In $ Millions

	Growth Equity	Value Equity	Fixed Income	Index/ Structured	Total

Beginning of Period	$123,267	$192,599	$193,364	$29,534	$538,764

Sales/New accounts	6,407	8,294	4,099	548	19,348
Redemptions/Terminations	(3,963)	(4,186)	(3,168)	(92)	(11,409)
Cash flow	(1,288)	(1,093)	1,225	(775)	(1,931)
Unreinvested dividends	—	—	(240)	—	(240)
Net long-term inflows (outflows)	1,156	3,015	1,916	(319)	5,768

Net cash management	—	—	(2,001)	—	(2,001)

Market depreciation	(6,264)	(476)	(1,394)	(451)	(8,585)

End of Period	$118,159	$195,138	$191,885	$28,764	$533,946

% Total (end of period)	22.1%	36.6%	35.9%	5.4%	100.0%
% Change from beg of period	-4.1%	1.3%	-0.8%	-2.6%	-0.9%

First-Quarter 2005 Review	[LOGO]

Changes In Assets Under Management
By Investment Orientation

Twelve Months Ended March 31, 2005
In $ Millions

	Growth Equity	Value Equity	Fixed Income	Index/ Structured	Total

Beginning of Period	$122,303	$155,187	$180,871	$27,995	$486,356

Sales/New accounts	19,335	28,175	24,234	1,231	72,975
Redemptions/Terminations	(19,541)	(10,450)	(15,256)	(1,910)	(47,157)
Cash flow	(7,740)	(972)	4,432	(823)	(5,103)
Unreinvested dividends	(2)	(2)	(1,027)	—	(1,031)
Net long-term inflows (outflows)	(7,948)	16,751	12,383	(1,502)	19,684

Net cash management	—	—	(5,737)	—	(5,737)

Market appreciation	3,804	23,200	4,368	2,271	33,643

End of Period	$118,159	$195,138	$191,885	$28,764	$533,946

% Total (end of period)	22.1%	36.6%	35.9%	5.4%	100.0%
% Change from beg of period	-3.4%	25.7%	6.1%	2.7%	9.8%

First-Quarter 2005 Review	[LOGO]

Institutional Investment Management—
First Quarter Highlights

•                  Continued strong net asset inflows into Global Value, Growth and Style Blends – offset by outflows in U.S. Equity Services

•                  Strong unfunded pipeline in all markets – U.S., Europe and Asia Pacific

•                  Over 70% of new mandates are for non-U.S. services

	Ended March 31, 2005
(In $ Billions)	3 Months	12 Months

Beginning AUM	$311	$271

Net Long-Term Flows	4	18

Cash Management, Net	0	(2)

Appreciation/(Depreciation)	(4)	24

Ending AUM	$311	$311

% Change	0.0%	14.9%
% Total	58.3%	58.3%

First-Quarter 2005 Review	[LOGO]

Retail Asset Management—
First Quarter Highlights

•                  Slightly negative total net asset flows

•                  Over 50% of net outflows from closing of funds no longer deemed strategic

•                  Market share of U.S. retail funds remains depressed

•                  Growth in separately managed accounts remained strong

•                  Positive net flows continued into Luxembourg-based funds

•                  Continued positive flows into annuity and sub-advised funds

•                  Transfer of approximately $1 billion of CMS assets to Federated; transaction expected to close in 2Q05

	Ended March 31, 2005
(In $ Billions)	3 Months	12 Months

Beginning AUM	$164	$159

Net Long-Term Flows	0	(3)

Cash Management, Net	(2)	(4)

Appreciation/(Depreciation)	(4)	6

Ending AUM	$158	$158

% Change	-3.7%	-0.9%
% Total	29.5%	29.5%

First-Quarter 2005 Review	[LOGO]

Private Client Asset Management—
First Quarter Highlights

•                  Strong net inflows for quarter and twelve months

•                  Financial advisor productivity (2 years +) continues to improve

•                  Footprint expansion on plan

•                  Financial Advisors increased 14% to 220

•                  3 new offices to open in 2005

•                  Atlanta, Denver and San Diego

	Ended March 31, 2005
(In $ Billions)	3 Months	12 Months

Beginning AUM	$64	$56

Net Long-Term Flows	2	5

Cash Management, Net	0	0

Appreciation/(Depreciation)	(1)	4

Ending AUM	$65	$65

% Change	1.8%	15.4%
% Total	12.2%	12.2%

First-Quarter 2005 Review	[LOGO]

Institutional Research Services—
First Quarter Highlights

•                  Lower U.S. revenues

•                  Decrease in pricing and market share, partially offset by higher market volume

•                  Expanded European research team

•                  Added 7 new analysts

•                  2 new U.S. research launches

First-Quarter 2005 Review	[LOGO]

[LOGO]

Market Environment

			Annualized	Cumulative
		One	Three	Three
	2005:1Q	Year	Years	Years
S&P 500	(2.1)%	6.7%	2.7%	8.5%

MSCI EAFE	(0.2)	15.1	11.6	39.1

MSCI World	(1.1)	10.6	6.4	20.6

MSCI Emerging Markets	1.9	17.0	19.2	69.3

Russell 1000 Growth	(4.1)	1.2	(0.7)	(2.1)

Russell 1000 Value	0.1	13.2	7.2	23.0

Lehman Aggregate Bond	(0.5)	1.1	6.0	19.1

Returns through March 31, 2005

First-Quarter 2005 Review	[LOGO]

Relative Performance: Institutional Value Equity (After Fees)(1)

Institutional Equity Composites vs. Benchmarks

	U.S.	U.S.	Bernstein		Emerging
	Strategic	Diversified	International	Global	Markets
	Value(2)	Value(2)	Value(3)	Value(4)	Value(5)
2005:1Q	(0.8)%	(0.6)%	+1.6%	+1.5%	(0.5)%

One Year	(3.9)	(3.3)	+6.3	+4.7	+17.7

Three Years	(1.2)	+0.2	+6.8	+5.1	+13.3

Five Years	+4.5	+4.4	+9.2	+12.3	+10.1

10 Years	(0.6)	—	—	—	—

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites is presented after investment management fees. (2) vs. Russell 1000 Value (3) vs. MSCI EAFE (Cap, UH) (4) vs. MSCI World (Cap, UH) (5) vs. MSCI Emerging Markets Composite and benchmark data through 3/31/05. Performance is preliminary.

First-Quarter 2005 Review	[LOGO]

Relative Performance: Institutional Growth Equity (After Fees)(1)

Institutional Equity Composites vs. Benchmarks

						Global	Emerging
	Large Cap	U.S.	Mid Cap	Small Cap	Intl Lg Cap	Research	Markets
	Growth(2)	Growth(3)	Growth(4)	Growth(5)	Growth(6)	Growth(6)	Growth(7)
2005:1Q	(2.4)%	(2.2)%	(10.3)%	(0.4)%	(0.5)%	(0.5)%	(0.3)%

One Year	(1.7)	(1.1)	(12.7)	+0.7	+2.3	(2.6)	+1.4

Three Years	(2.0)	+3.6	+3.1	0.0	+0.3	+0.2	+2.9

Five Years	+0.3	+3.5	+8.0	+5.4	+3.0	+1.7	(0.7)

10 Years	+1.7	+1.5	—	+7.6	+3.5	+4.7	+4.7

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites is presented after investment management fees. (2) vs. Russell 1000 Growth (3) vs. Russell 3000 Growth (4) vs. Russell Mid Cap Growth (5) vs. Russell 2000 Growth (6) vs. MSCI EAFE Growth (net) (7) vs. MSCI Emerging Markets Gross

Composite and benchmark data through 3/31/05. Performance is preliminary.

First-Quarter 2005 Review	[LOGO]

Relative Performance: Institutional Fixed Income (After Fees)(1)

Institutional Fixed Income Composites vs. Benchmarks

		Core	Corp	High		Emerging
	Core Plus(2)	Mortgage(3)	Bonds(4)	Yield(5)	Global(6)	Markets(7)
2005:1Q	+0.2%	(0.2)%	0.0%	0.0%	+0.1%	0.0%

One Year	+0.4	(0.2)	+0.5	(1.3)	+1.0	(1.0)

Three Years	(0.1)	+0.7	+0.7	(3.1)	+0.5	+2.7

Five Years	(0.3)	+0.4	+0.5	(1.7)	+0.1	+3.5

10 Years	+0.3	+0.1	+0.4	+0.6	+0.1	+3.9

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites is presented after investment management fees. (2) vs. Lehman US Aggregate Unhedged (3) vs. Lehman Fixed Rate Mortgage Backed Securities Unhedged (4) vs. Custom Corporate Index (5) vs. Custom High Yield Index (6) vs. JPM Global Bond Unhedged (7) vs. JPM EMBI Global (4/1/04-Pres)/JPM EMBI Plus (SI to 3/31/04).

Composite and benchmark data through 3/31/05. Performance is preliminary.

First-Quarter 2005 Review	[LOGO]

Relative Performance: Retail Value Equity (After Fees)(1)

Retail Mutual Funds vs. Lipper Averages

			Small
	Large Cap	Growth &	Cap	Intl	Global
	Value(2)	Income(3)	Value(4)	Value(5)	Value(6)	Balanced(7)
2005:1Q	+0.2%	(0.5)%	(0.6)%	+0.9%	+0.2%	+0.7%

One Year	+0.4	(2.5)	(0.9)	+4.3	+2.1	+1.9

Three Years	+2.6	(1.7)	+1.6	+4.5	(0.2)	+2.4

Five Years	—	+0.1	—	—	—	+4.8

10 Years	—	+2.3	—	—	—	+2.5

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites is presented after investment management fees. (2) vs. Large Cap Value average; if compared to Multi Cap Value average, YTD would be +0.16, 1 yr would be –0.98, and 3 yr would be +0.61 (3) vs. Large Cap Value average (4) vs. Mid Cap Value average (5) vs. International Multi Value average (6) vs. Global Multi Value average (7) vs. Balanced average

Source: Alliance Capital and Lipper

Mutual fund performance and Lipper data through 3/31/05.

First-Quarter 2005 Review	[LOGO]

Relative Performance: Retail Growth Equity (After Fees)(1)

Retail Mutual Funds vs. Lipper Averages

					Global
	Large Cap	Growth	Mid Cap	Small Cap	Growth	Regent
	Growth(2)	Multi Cap(3)	Growth(4)	Growth(5)	Research(6)	Equity(7)
2005:1Q	(2.1)%	(2.5)%	(9.3)%	(2.1)%	+1.0%	(3.8)%

One Year	(1.2)	(4.1)	(9.8)	(0.5)	+1.1	(0.2)

Three Years	(2.5)	+0.3	+4.0	(0.4)	—	+4.3

Five Years	(3.5)	+0.9	+3.4	+2.1	—	+1.5

10 Years	+0.7	(2.4)	(1.1)	(1.9)	—	+2.7

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites is presented after investment management fees (2) vs. Large Cap Growth average. Formerly named Premier Growth (3) vs. Multi Cap Growth average (4) vs. Mid Cap Growth average (5) vs. Small Cap Growth average.  Formerly named Quasar (6) vs. Global Large Growth Equity average.  Formerly named Global Growth Trends (7) vs. S&P 500; represents Regent separately managed account service. Net performance is inclusive of the investment management fee only. It does not include the total service fee typically associated with a traditional wrap account that may range from 2.0 - 3.0%.

Source: Alliance Capital, Lipper, and S&P

Mutual fund performance and Lipper data through 3/31/05.

First-Quarter 2005 Review	[LOGO]

Relative Performance: Retail Fixed Income (After Fees)(1)

Retail Fixed Income Funds vs. Lipper Averages

		Americas	Emerging		Bernstein	ACMGI-
	Corporate	Gov’t	Market	High	Short	American
	Bond(2)	Income(3)	Debt(4)	Yield(5)	Duration Plus(6)	Income–OS(7)
2005:1Q	+0.6%	+0.2%	(0.3)%	+0.2%	(0.1)%	(0.7)%

One Year	+3.5	(3.8)	(2.2)	(1.0)	(0.5)	+1.6

Three Years	+1.3	(1.0)	+3.4	(1.2)	0.0	+3.3

Five Years	+0.1	+0.6	+1.3	(2.3)	+0.1	+1.9

10 Years	+1.7	+6.4	+2.0	—	0.0	+3.7

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites is presented after investment management fees. (2) vs. Corporate Debt Funds BBB-Rated average (3) vs. Global Income Funds average (4) vs. Emerging Markets Debt average (5) vs. High Current Yield average (6) vs. Short Investment Grade Debt average (7) vs. Global Bond US Dollar average

Source:  Alliance Capital and Lipper

Composite and benchmark data through 3/31/05. Performance is preliminary.

First-Quarter 2005 Review	[LOGO]

Absolute Performance: Private Client (After Fees)(1)

		Annualized
	1Q05	1 Year	3 Year	5 Year
All Balanced Accounts(2)	(2.0)%	+5.3%	+5.9%	+6.1%

Global Balanced Benchmark(3)	(1.2)	+5.8	+5.6	+1.0

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed towards existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites is presented after investment management fees. (2) All Balanced Accounts include those accounts with any combination of equity and fixed income in any percentage mix. (3) Custom benchmark: 42% S&P 500, 15% MSCI EAFE, 3% MSCI Emerging Markets, 40% Lipper Intermediate Municipal Debt Fund Average

First-Quarter 2005 Review	[LOGO]

Changes in Assets Under Management by Channel

Three Months Ended March 31, 2005

In $ Millions

	Institutional		Private
	Inv Mgmt	Retail	Client	Total
Beginning of Period	$311,258	$163,552	$63,954	$538,764

Sales/New accounts	9,660	6,734	2,954	19,348
Redemptions/Terminations	(4,372)	(6,441)	(596)	(11,409)
Cash flow	(1,487)	(444)	—	(1,931)
Unreinvested dividends	—	(188)	(52)	(240)
Net long-term inflows (outflows)	3,801	(339)	2,306	5,768

Net cash management	—	(2,017)	16	(2,001)

Market depreciation	(3,749)	(3,634)	(1,202)	(8,585)

End of Period	$311,310	$157,562	$65,074	$533,946

%Total (end of period)	58.3%	29.5%	12.2%	100.0%
% Change from beg of period	0.0%	-3.7%	1.8%	-0.9%

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Changes in Assets Under Management by Channel

Twelve Months Ended March 31, 2005
In $ Millions

	Institutional		Private
	Inv Mgmt	Retail	Client	Total
Beginning of Period	$271,012	$158,951	$56,393	$486,356

Sales/New accounts	40,651	23,372	8,952	72,975
Redemptions/Terminations	(19,617)	(24,640)	(2,900)	(47,157)
Cash flow	(3,315)	(1,242)	(546)	(5,103)
Unreinvested dividends	(1)	(806)	(224)	(1,031)
Net long-term inflows (outflows)	17,718	(3,316)	5,282	19,684

Net cash management	(1,444)	(4,095)	(198)	(5,737)

Market appreciation	24,024	6,022	3,597	33,643

End of Period	$311,310	$157,562	$65,074	$533,946

% Total (end of period)	58.3%	29.5%	12.2%	100.0%
% Change from beg of period	14.9%	-0.9%	15.4%	9.8%

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First Quarter Revenues by Distribution Channel

	1Q	1Q	Percent
	2005	2004	Change

Institutional Investment Management	$199	$182	9.9%

Retail	316	335	(5.8)

Private Client	154	142	8.5

Institutional Research Services	75	79	(5.3)

Other	6	14	(59.7)

Total	$750	$752	(0.3)%

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Trends in Headcount

[CHART]

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Alliance Capital
Consolidated Balance Sheet

(In $ thousands)

	March 31, 2005	December 31, 2004
	(Unaudited)
Assets
Cash and investments	$1,242,297	$1,253,690
Cash and securities, segregated	1,690,316	1,489,041
Receivables, net	2,359,545	2,194,226
Goodwill, net	2,876,657	2,876,657
Intangible assets, net	320,850	326,025
Deferred sales commissions, net	233,580	254,456
Other	373,631	385,235
Total Assets	$9,096,876	$8,779,330

Liabilities and Partners’ Capital
Liabilities:
Payables	$3,883,051	$3,576,395
Accounts payable and accrued expenses	273,508	275,264
Accrued compensation and benefits	375,369	326,219
Debt	407,466	407,517
Other	11,033	10,237
Total Liabilities	4,950,427	4,595,632

Partners’ Capital	4,146,449	4,183,698
Total Liabilities and Partners’ Capital	$9,096,876	$8,779,330

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Alliance Capital
Consolidated Cash Flow

(In $ thousands, Unaudited)

	Three Months Ended
	March 31, 2005	March 31, 2004
Cash Flows From Operating Activities:
Net income	$168,507	$168,454
Non-cash items:

Amortization of deferred sales commissions	36,548	48,520
Amortization of deferred compensation	24,077	28,300
Other depreciation and amortization	16,577	16,231
Other, net	7,069	7,253
Changes in assets and liabilities	(175,587)	(84,321)
Net cash provided by operating activities	77,191	184,437

Cash Flows From Investing Activities:
Purchases of investments	(1,439)	(4,704)
Proceeds from sale of investments	10,614	4,456
Additions to furniture, equipment and leaseholds, net	(23,739)	(6,872)
Net cash used in investing activities	(14,564)	(7,120)

Cash Flows From Financing Activities:
Decrease in debt, net	(84)	(92)
Distributions to partners	(230,986)	(23)
Other	11,001	(9,702)
Net cash used in financing activities	(220,069)	(9,817)

Effect of exchange rate changes on cash	(1,050)	6,561

Net (decrease) increase in cash and cash equivalents	(158,492)	174,061
Cash and cash equivalents at the beginning of period	1,061,523	502,858
Cash and cash equivalents at the end of period	$903,031	$676,919

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Alliance Capital Investment Management Services

Alliance Capital provides diversified investment management and related services globally to a broad range of clients:

1.               Institutional Investment Management Services consists of investment management services to unaffiliated parties such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and its insurance company subsidiaries by means of:

•                  separate accounts,

•                  mutual fund shares sold exclusively to institutional investors and high net worth individuals,

•                  sub-advisory relationships resulting from the efforts of the institutional marketing department,

•                  structured products, and

•                  group trusts;

2.               Retail Services consists of investment management products and services distributed to individual investors through financial intermediaries, such as brokers and financial planners by means of:

•                  mutual funds sponsored by Alliance Capital and consolidated joint venture companies,

•                  mutual fund sub-advisory relationships resulting from the efforts of the mutual fund marketing department, and

•                  managed account products;

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Alliance Capital Investment Management Services (continued)

3.               Private Client Services consists of investment management services provided to high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities by means of:

•                  separate accounts,

•                  hedge funds, and

•                  certain other vehicles; and

4.               Institutional Research Services provided to institutional clients by means of:

•                  in-depth research,

•                  portfolio strategy,

•                  trading, and

•                  brokerage-related services.

First-Quarter 2005 Review	[LOGO]

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